                                                                     Exhibit 4.9

No. A-1                                                             $250,000,000
                                                                 CUSIP 858155AA2

                                 STEELCASE INC.
                          6.375% Senior Notes Due 2006

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF NOTES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE, IF THEN APPLICABLE; AND (C) WITH RESPECT TO ANY TRANSFER OF NOTES PURSUANT TO CLAUSE (A)(4), THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REQUIRE TO CONFIRM THAT THE TRANSFER BY IT COMPLIES WITH THE FOREGOING RESTRICTIONS.

          THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (A) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.04 OF THE ORIGINAL INDENTURE, (B) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.11(C) OF THE ORIGINAL INDENTURE, (C) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.08 OF THE ORIGINAL INDENTURE AND (D) EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE ORIGINAL INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY SELECTED OR APPROVED BY THE COMPANY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          STEELCASE INC., a corporation duly organized and validly existing under the laws of the State of Michigan (the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to Cede & Co., or registered assigns, the principal sum of 250,000,000 Dollars (subject to adjustment as set forth in the next paragraph hereof) on November 15, 2006, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Restricted Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 15 and November 15 of each year, commencing May 15, 2002, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Restricted Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from November 27, 2001, until payment of said principal sum has been made or duly provided for. The interest so payable on any May 15 or November 15 will be paid to the person in whose name this Restricted Global Note is registered at the close of business on the Record Date, which shall be the May 1 or November 1 (whether or not a Business Day) next preceding such May 15 or November 15, respectively; provided
                                                                       --------
that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest on this Restricted Global Note shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture. So long as this Restricted Global Note is a Global Security, then, notwithstanding the immediate preceding sentence, each such payment will be made in accordance with the procedures of the Depositary as then in effect.

          The aggregate principal amount of this Restricted Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or Unrestricted Notes or exchanges of interests in the Regulation S Global Note or Unrestricted Notes for a part of this Restricted Global Note or redemptions or repurchases of a part of this Restricted Global Note or cancellations of a part of this Restricted Global Note or transfers of interests in the Regulation S Global Note or Unrestricted Notes in return for a part of this Restricted Global Note or transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or Unrestricted Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Restricted Global Note to the contrary,
(i) exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or Unrestricted Notes, (ii) exchanges of interests in the Regulation S Global Note or Unrestricted Notes for a part of this Restricted Global Note, (iii) redemptions or repurchases of a part of this Restricted Global Note, (iv) cancellations of a part of this Restricted Global Note, (v) transfers of interests in the Regulation S Global Note or Unrestricted Notes in return for a part of this Restricted Global Note and (vi) transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or Unrestricted Notes may be effected without the surrendering of this Restricted Global Note, provided that appropriate notations on the Schedule
                             --------
of Exchanges, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Restricted Global Note resulting therefrom or as a consequence thereof.

          Reference is made to the further provisions of this Restricted Global Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          THIS RESTRICTED GLOBAL NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          This Restricted Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                        STEELCASE INC.


                                        by  /s/ James P. Hackett
                                            -------------------------------
                                            Name:  James P. Hackett
                                            Title: President and Chief
                                                    Executive Officer

                                        by  /s/ James P. Keane
                                            -------------------------------
                                            Name:  James P. Keane
                                            Title: Senior Vice President and
                                                    Chief Financial Officer


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION


Dated: November 27, 2001


BANK ONE TRUST COMPANY, N.A.


by  /s/ J. Morand
    ----------------------------
    Authorized Signatory

                                 STEELCASE INC.
                          6.375% Senior Notes Due 2006

1.   Indenture
--------------

          This Security is one of a duly authorized issue of Securities of the Company, designated as its 6.375% Senior Notes due 2006 (herein called the "Notes," which expression includes any further notes issued pursuant to Section
2.04 of the Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of November 27, 2001 (herein called the "Original Indenture"), as supplemented by a supplemental indenture, dated as of November 27, 2001 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto relevant to the Notes reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

          The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to create or incur Liens and to enter into Sale and Lease-Back Transactions. The Indenture also imposes certain limitations on the ability of the Company to consolidate or merge with or into any other entity or to sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the property of the Company.

          Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized herein and each holder of a
Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern.

2.   Paying Agent and Registrar
-------------------------------

          Initially, Bank One Trust Company, N.A., a national banking association (the "Trustee"), will act as paying agent and registrar. The Company may appoint and change any paying agent, registrar or co-registrar without notice. The Company or any of its domestically incorporated wholly owned Subsidiaries may act as paying agent, registrar or co-registrar.

3.   Defaults and Remedies
--------------------------

          If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes, subject to certain limitations, may declare all the Notes due and payable immediately. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization, the principal (or such specified amount) and premium, if any, of all outstanding Notes will become and be immediately due and payable without any declaration or other act by the Trustee or any holder of outstanding Notes.

          Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power under the Indenture. At any time after the principal of the Notes of that series shall have been so declared due and payable (or have become immediately due and payable), and before any judgment or decree for the payment of the moneys due shall have been obtained or entered, the holders of a majority in aggregate principal amount of the Notes then Outstanding under the Indenture, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Notes of that series and the principal of (and premium, if any, on) any and all Notes of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Notes of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06 of the Original Indenture and (ii) any and all existing Events of Default under the Indenture, with respect to such series, other than the nonpayment of principal on Notes of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06 of the Indenture.

4.   Amendment and Waiver
-------------------------

          In addition to any supplemental indenture otherwise authorized by the Indenture, the Company and the Trustee may from time to time and at any time enter into supplemental indentures (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of any holder of Notes, for one or more of the following purposes: (i) fix any ambiguity, defect or inconsistency in the Indenture; (ii) evidence the succession of another corporation to the Company and the assumption by such party of the obligations of the Company; (iii) provide for uncertificated Notes in addition to or in place of certificated Notes; (iv) add to the covenants of the Company for the benefit of all or any series of Notes; (v) add to, delete from, or revise the conditions, limitations and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of notes set forth in the Indenture; (vi) change anything that does not materially adversely affect the interests of any holder of the Notes; (vii) provide for the issuance of and establish the form and terms and conditions of the Notes of any series, establish the form of any certifications required or add to the rights of any holders of any series of Notes; (viii) secure the Notes; (ix) add any additional Events of Default; (x) change or eliminate any of the provisions of the Indenture; provided that any such change or elimination shall become effective
           --------
only when there is no Note of any series outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; (xi) provide for the appointment of a successor Trustee; and
(xii) comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

          With the consent (as evidenced as provided in Section 8.01 of the Original Indenture) of the holders of a majority in aggregate principal amount of the Notes at the time Outstanding affected by such supplemental indenture or indentures (including consents obtained in connection with a tender offer or exchange offer for the Notes), the Company, when authorized by resolution of its Board of Directors, and the Trustee, may from time to time and at any time enter into a supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner not covered by Section 9.01 of the Original Indenture, the rights of the holders of the Notes under the Indenture; provided
                                                                       --------
that no such supplemental indenture shall, without the consent of the holders of each Note then Outstanding and affected thereby, (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture.

          It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes or a default in respect of a covenant or provision of the Indenture that under Article IX thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

5.   Obligations Absolute
-------------------------

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

6.   Sinking Fund
-----------------

          The Notes shall not be redeemable at the option of any holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

7.   Denominations; Transfer; Exchange
--------------------------------------

          The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

          Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith. The Company shall not be required to issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing.

8.   Further Issues
-------------------

          The Company may from time to time, without the consent of the holders of the Notes and in accordance with the Indenture, create and issue further notes having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest) so as to form a single series with the Notes.

9.   Optional Redemption
------------------------

          The Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at a Redemption Price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Treasury Rate, plus 35 basis points, as determined by the Reference Treasury Dealer, plus (B) in each case, accrued and unpaid interest on the Notes to the Redemption Date; provided that if the date
                                                     --------
fixed for redemption is on a date or after the Record Date and on or before the next following Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

10.  Notice of Redemption
-------------------------

          Notice of redemption will be mailed by first-class mail not less than 30 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed at his or her registered address. No Note of a denomination of $1,000 shall be redeemed in part and Notes may be redeemed in part only in integral multiples of $1,000. Once notice of redemption is mailed, the Notes called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the Redemption Price and accrued interest). On or before the Redemption Date, the Company will deposit with the Trustee money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

11.  Persons Deemed Owners
--------------------------

          The Company, the Trustee, any authenticating agent, any paying agent and any Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Registrar), for the purpose of receiving payment hereof, or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

12.  No Recourse Against Others
-------------------------------

          No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

13.  Discharge and Defeasance
-----------------------------

          Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or Governmental Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

14.  Additional Interest
------------------------

          Pursuant to the Registration Rights Agreement (the "Registration Rights Agreement") by and among the Company and the Initial Purchasers, the Company is obligated to consummate an exchange offer pursuant to the which the holder of this Note shall, subject to the conditions set forth in the Registration Rights Agreement, have the right to exchange this Note for an Exchange Note, which has been registered under the Securities Act, in like principal amount and having identical terms as the Notes (other than as set forth in the Registration Rights Agreement). Capitalized terms used in this paragraph and the following paragraph but not defined in these paragraphs have the meanings assigned to them in the Registration Rights Agreement.

          In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is filed with the Commission on or prior to the 90th calendar day after the Closing Date, (ii) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective on or prior to the 180th calendar day after the Closing Date,
(iii) the Exchange Offer is not consummated and the Shelf Registration Statement is not declared effective on or prior to the 210th calendar day after the Closing Date, or (iv) after either the Shelf Registration Statement or the Exchange Offer Registration Statement has been declared effective, such Registration Statement ceases to be effective or usable (except for the Election Periods with respect to any Shelf Registration Statement that do not exceed, in the aggregate, 90 days during any 365-day period or the Shelf Election Period with respect to any Exchange Offer Registration Statement that does not exceed 30 days) in connection with resales of Securities or Exchange Securities at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Statement (each, a "Registration Default"), the per
                                                 --------------------
annum interest rate borne by the Registrable Securities affected thereby shall be increased by one-quarter of one percent (0.25%) per annum following a Registration Default. Upon (w) the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement after the 90-day period described in clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement after the 180-day period described in clause (ii) above, (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement after the 210-day period described in clause (iii) above, or (z) receipt of notice pursuant to the penultimate paragraph of Section 3 of the Registration Rights Agreement that the applicable Registration Statement or related Prospectus is once again effective or usable following an event described in clause (iv) above, the interest rate borne by such series of Registrable Securities from the date of such filing, effectiveness, consummation or notice, as the case may be, shall be reduced to the original interest rate if the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest
           --------  -------
rate, a different Registration Default occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

15.  Unclaimed Money
--------------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or paying agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, holders entitled to the money may look only to the Company and not to the Trustee for payment.

16.  Trustee Dealings with the Company
--------------------------------------

          Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and in such case, may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  Abbreviations
------------------

          Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18.  CUSIP Numbers
------------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.  Assignment
---------------

          The Company has the right at any time to assign any of its rights or obligations under the Indenture to a direct or indirect wholly-owned Subsidiary, provided that the Company remains liable for all of its obligations under the Indenture. The Indenture may not otherwise be assigned.

          The Company will furnish to any holder of Notes upon written request and without charge to the holder a copy of the Indenture which has in it the text of this Note.

                                 ASSIGNMENT FORM

          For value received _______________hereby sell(s), assign(s) and transfer(s) unto _____________(please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints _________________attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

          In connection with any transfer of the within Note occurring prior to the second anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

     (1)    [_]    To Steelcase Inc.; or

     (2)    [_]    So long as this Security is eligible for resale pursuant to
                   Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a Qualified Institutional Buyer within the meaning of Rule 144A, purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A; or

     (3)    [_]    In an offshore transaction in accordance with Regulation S under the Securities Act; or

     (4)    [_]    Pursuant to any exemption from registration under the
                   Securities Act; or

     (5)    [_]    Pursuant to an effective Registration Statement under the
                   Securities Act.

          Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may,
                                       --------  -------
in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has required to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

          In addition, if box (4) above is checked, the holder must furnish to the Trustee certifications, legal opinions or other information as it or the Company may require to confirm that such transfer is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

Dated:___________________

_________________________

_________________________

Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

_________________________
 Signature Guarantee

                 SCHEDULE OF EXCHANGES, REDEMPTIONS, REPURCHASES
                           CANCELLATIONS AND TRANSFERS

          The initial principal amount of this Restricted Global Note is U.S. $250,000,000. The following additions to principal, redemptions, repurchases, exchanges of a part of this Restricted Global Note for an interest in the Regulation S Global Note or Unrestricted Notes have been made:

=========================================================================================================
                                              Principal Amount
                                                  Redeemed,
                         Principal Amount       Repurchased,
 Date of Addition to    Added on Exchange       Exchanged for          Remaining
     Principal,         of Interest in the     Interest in the     Principal Amount
     Redemption,       Regulation S Global      Regulation S          Outstanding       Notation Made by
    Repurchase or            Note or           Global Note or       Following such       or on behalf of
      Exchange          Unrestricted Notes   Unrestricted Notes       Transaction          the Trustee
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

No. B-1                                                                       $0
                                                                 CUSIP U85790AA8

                                 STEELCASE INC.
                          6.375% Senior Notes Due 2006

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF NOTES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE, IF THEN APPLICABLE; AND (C) WITH RESPECT TO ANY TRANSFER OF NOTES PURSUANT TO CLAUSE (A)(4), THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION AS THE COMPANY OR THE

TRUSTEE MAY REQUIRE TO CONFIRM THAT THE TRANSFER BY IT COMPLIES WITH THE FOREGOING RESTRICTIONS.

          THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (A) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.04 OF THE ORIGINAL INDENTURE, (B) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.11(C) OF THE ORIGINAL INDENTURE, (C) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.08 OF THE ORIGINAL INDENTURE AND (D) EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE ORIGINAL INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY SELECTED OR APPROVED BY THE COMPANY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          STEELCASE INC., a corporation duly organized and validly existing under the laws of the State of Michigan (the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Zero Dollars (subject to adjustment as set forth in the next paragraph hereof) on November 15, 2006, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Regulation S Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 15 and November 15 of each year, commencing May 15, 2002, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Regulation S Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from November 27, 2001, until payment of said principal sum has been made or duly provided for. The interest so payable on any May 15 and November 15 will be paid to the person in whose name this Regulation S Global Note is registered at the close of business on the Record Date, which shall be the May 1 and November 1 (whether or not a Business Day) next preceding such May 15 and November 15, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest on this Regulation S Global Note shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture. So long as this Regulation S Global Note is a Global Security, then, notwithstanding the immediate preceding sentence, each such payment will be made in accordance with the procedures of the Depositary as then in effect.

          The aggregate principal amount of this Regulation S Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or Unrestricted Notes or exchanges of interests in the Restricted Global Note or Unrestricted Notes for a part of this

Regulation S Global Note or redemptions or repurchases of a part of this Regulation S Global Note or cancellations of a part of this Regulation S Global Note or transfers of interests in the Restricted Global Note or Unrestricted Notes in return for a part of this Regulation S Global Note or transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or Unrestricted Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Regulation S Global Note to the contrary,
(i) exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or Unrestricted Notes, (ii) exchanges of interests in the Restricted Global Note or Unrestricted Notes for a part of this Regulation S Global Note, (iii) redemptions or repurchases of a part of this Regulation S Global Note, (iv) cancellations of a part of this Regulation S Global Note, (v) transfers of interests in the Restricted Global Note or Unrestricted Notes in return for a part of this Regulation S Global Note and (vi) transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or Unrestricted Notes may be effected without the surrendering of this Regulation S Global Note, provided that appropriate
                                               --------
notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Regulation S Global Note resulting therefrom or as a consequence thereof.

          Reference is made to the further provisions of this Regulation S Global Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          THIS REGULATION S GLOBAL NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          This Regulation S Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                 STEELCASE INC.


                                 by   /s/ James P. Hackett
                                      ---------------------------------
                                      Name:  James P. Hackett
                                      Title: President and Chief
                                             Executive Officer

                                 by   /s/ James P. Keane
                                      ---------------------------------
                                      Name:  James P. Keane
                                      Title: Senior Vice President and
                                             Chief Financial Officer

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

Dated: November 27, 2001


BANK ONE TRUST COMPANY, N.A.


by   /s/ J. Morand
     -----------------------
     Authorized Signatory

                                 STEELCASE INC.
                          6.375% Senior Notes Due 2006

1.  Indenture
-------------

            This Security is one of a duly authorized issue of Securities of the Company, designated as its 6.375% Senior Notes due 2006 (herein called the "Notes," which expression includes any further notes issued pursuant to Section
2.04 of the Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of November 27, 2001 (herein called the "Original Indenture"), as supplemented by a supplemental indenture, dated as of November 27, 2001 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto relevant to the Notes reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

            The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to create or incur Liens and to enter into Sale and Lease-Back Transactions. The Indenture also imposes certain limitations on the ability of the Company to consolidate or merge with or into any other entity or to sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the property of the Company.

            Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized herein and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern.

2.  Paying Agent and Registrar
------------------------------

            Initially, Bank One Trust Company, N.A., a national banking association (the "Trustee"), will act as paying agent and registrar. The Company may appoint and change any paying agent, registrar or co-registrar without notice. The Company or any of its domestically incorporated wholly owned Subsidiaries may act as paying agent, registrar or co-registrar.

3.  Defaults and Remedies
-------------------------

            If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes, subject to certain limitations, may declare all the Notes due and payable immediately. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization, the principal (or such specified amount) and premium, if any, of all outstanding Notes will become and be immediately due and payable without any declaration or other act by the Trustee or any holder of outstanding Notes.

            Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power under the Indenture. At any time after the principal of the Notes of that series shall have been so declared due and payable (or have become immediately due and payable), and before any judgment or decree for the payment of the moneys due shall have been obtained or entered, the holders of a majority in aggregate principal amount of the Notes then Outstanding under the Indenture, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Notes of that series and the principal of (and premium, if any, on) any and all Notes of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Notes of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06 of the Original Indenture and (ii) any and all existing Events of Default under the Indenture, with respect to such series, other than the nonpayment of principal on Notes of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06 of the Indenture.

4.  Amendment and Waiver
------------------------

            In addition to any supplemental indenture otherwise authorized by the Indenture, the Company and the Trustee may from time to time and at any time enter into supplemental indentures (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of any holder of Notes, for one or more of the following purposes: (i) fix any ambiguity, defect or inconsistency in the Indenture; (ii) evidence the succession of another corporation to the Company and the assumption by such party of the obligations of the Company; (iii) provide for uncertificated Notes in addition to or in place of certificated Notes; (iv) add to the covenants of the Company for the benefit of all or any series of Notes; (v) add to, delete from, or revise the conditions, limitations and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of notes set forth in the Indenture; (vi) change anything that does not materially adversely affect the interests of any holder of the Notes; (vii) provide for the issuance of and establish the form and terms and conditions of the Notes of any series, establish the form of any certifications required or add to the rights of any holders of any series of Notes; (viii) secure the Notes; (ix) add any additional Events of Default; (x) change or eliminate any of the provisions of the Indenture; provided that any such change or elimination shall become effective
           --------
only when there is no Note of any series outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; (xi) provide for the appointment of a successor Trustee; and
(xii) comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

            With the consent (as evidenced as provided in Section 8.01 of the Original Indenture) of the holders of a majority in aggregate principal amount of the Notes at the time Outstanding affected by such supplemental indenture or indentures (including consents obtained in connection with a tender offer or exchange offer for the Notes), the Company, when authorized by resolution of its Board of Directors, and the Trustee, may from time to time and at any time enter into a supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner not covered by Section 9.01 of the Original Indenture, the rights of the holders of the Notes under the Indenture; provided
                                                                       --------
that no such supplemental indenture shall, without the consent of the holders of each Note then Outstanding and affected thereby, (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture.

               It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes or a default in respect of a covenant or provision of the Indenture that under Article IX thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

5.   Obligations Absolute
-------------------------

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

6.   Sinking Fund
-----------------

               The Notes shall not be redeemable at the option of any holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

7.   Denominations; Transfer; Exchange
--------------------------------------

               The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

               Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith. The Company shall not be required to issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing.

8.   Further Issues
-------------------

               The Company may from time to time, without the consent of the holders of the Notes and in accordance with the Indenture, create and issue further notes having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest) so as to form a single series with the Notes.

9.   Optional Redemption
------------------------

               The Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at a Redemption Price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Treasury Rate, plus 35 basis points, as determined by the Reference Treasury Dealer, plus (B) in each case, accrued and unpaid interest on the Notes to the Redemption Date; provided that
                                                                 --------
if the date fixed for redemption is on a date or after the Record Date and on or before the next following Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

10.  Notice of Redemption
-------------------------

               Notice of redemption will be mailed by first-class mail not less less than 30 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed at his or her registered address. No Note of a denomination of $1,000 shall be redeemed in part and Notes may be redeemed in part only in integral multiples of $1,000. Once notice of redemption is mailed, the Notes called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the Redemption Price and accrued interest). On or before the Redemption Date, the Company will deposit with the Trustee money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

11.  Persons Deemed Owners
--------------------------

               The Company, the Trustee, any authenticating agent, any paying agent and any Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Registrar), for the purpose of receiving payment hereof, or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

12.  No Recourse Against Others
-------------------------------

               No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

13.  Discharge and Defeasance
-----------------------------

               Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or Governmental Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

14.  Additional Interest
------------------------

               Pursuant to the Registration Rights Agreement (the
"Registration Rights Agreement") by and among the Company and the Initial Purchasers, the Company is obligated to consummate an exchange offer pursuant to the which the holder of this Note shall, subject to the conditions set forth in the Registration Rights Agreement, have the right to exchange this Note for an Exchange Note, which has been registered under the Securities Act, in like principal amount and having identical terms as the Notes (other than as set forth in the Registration Rights Agreement). Capitalized terms used in this paragraph and the following paragraph but not defined in these paragraphs have the meanings assigned to them in the Registration Rights Agreement.

               In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is filed with the Commission on or prior to the 90th calendar day after the Closing Date, (ii) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective on or prior to the 180th calendar day after the Closing Date,
(iii) the Exchange Offer is not consummated and the Shelf Registration Statement is not declared effective on or prior to the 210th calendar day after the Closing Date, or (iv) after either the Shelf Registration Statement or the Exchange Offer Registration Statement has been declared effective, such Registration Statement ceases to be effective or usable (except for the Election Periods with respect to any Shelf Registration Statement that do not exceed, in the aggregate, 90 days during any 365-day period or the Shelf Election Period with respect to any Exchange Offer Registration Statement that does not exceed 30 days) in connection with resales of Securities or Exchange Securities at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Statement (each, a "Registration Default"), the per
                                                 --------------------
annum interest rate borne by the Registrable Securities affected thereby shall be increased by one-quarter of one percent (0.25%) per annum following a Registration Default. Upon (w) the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement after the 90-day period described in clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement after the 180-day period described in clause (ii) above, (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement after the 210-day period described in clause (iii) above, or (z) receipt of notice pursuant to the penultimate paragraph of Section 3 of the Registration Rights Agreement that the applicable Registration Statement or related Prospectus is once again effective or usable following an event described in clause (iv) above, the interest rate borne by such series of Registrable Securities from the date of such filing, effectiveness, consummation or notice, as the case may be, shall be reduced to the original interest rate if the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest
           --------  -------
rate, a different Registration Default occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

15.  Unclaimed Money
--------------------

               If money for the payment of principal or interest remains unclaimed for two years, the Trustee or paying agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, holders entitled to the money may look only to the Company and not to the Trustee for payment.

16.  Trustee Dealings with the Company
--------------------------------------

               Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and in such case, may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  Abbreviations
------------------

               Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18.  CUSIP Numbers
------------------

               Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.  Assignment
---------------

               The Company has the right at any time to assign any of its rights or obligations under the Indenture to a direct or indirect wholly-owned Subsidiary, provided that the Company remains liable for all of its obligations under the Indenture. The Indenture may not otherwise be assigned.

               The Company will furnish to any holder of Notes upon written request and without charge to the holder a copy of the Indenture which has in it the text of this Note.

                                 ASSIGNMENT FORM

          For value received _______________hereby sell(s), assign(s) and transfer(s) unto _____________ (please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints _________________attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

          In connection with any transfer of the within Note occurring prior to prior to the second anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

          (1)  [_]   To Steelcase Inc.; or
          (2)  [_]   So long as this Security is eligible for resale
                     pursuant to Rule 144A under the Securities Act, to
                     a person whom the seller reasonably believes is a
                     Qualified Institutional Buyer within the meaning of
                     Rule 144A, purchasing for its own account or for
                     the account of a Qualified Institutional Buyer to
                     whom notice is given that the resale, pledge or
                     other transfer is being made in reliance on Rule
                     144A; or
          (3)  [_]   In an offshore transaction in accordance with Regulation S under the Securities Act; or
          (4)  [_]   Pursuant to any exemption from registration under the
                     Securities Act; or
          (5)  [_]   Pursuant to an effective Registration Statement under the
                     Securities Act.

               Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may,
                                       --------  -------
in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has required to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

               In addition, if box (4) above is checked, the holder must furnish to the Trustee certifications, legal opinions or other information as it or the Company may require to confirm that such transfer is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

Dated:___________________

__________________________

__________________________

Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

__________________________
 Signature Guarantee

                SCHEDULE OF EXCHANGES, REDEMPTIONS, REPURCHASES,
                           CANCELLATIONS AND TRANSFERS

                  The initial principal amount of this Regulation S Global Note is U.S.$0. The following additions to principal, redemptions, repurchases, exchanges of a part of this Regulation S Global Note for an interest in the Restricted Global Note or Unrestricted Notes have been made:

===========================================================================================================
                                              Principal Amount
                                                  Redeemed,
                         Principal Amount       Repurchased,
 Date of Addition to    Added on Exchange       Exchanged for          Remaining
     Principal,         of Interest in the     Interest in the     Principal Amount
     Redemption,        Restricted Global     Restricted Global       Outstanding       Notation Made by
    Repurchase or            Note or               Note or          Following such       or on behalf of
      Exchange          Unrestricted Note     Unrestricted Note       Transaction          the Trustee
-----------------------------------------------------------------------------------------------------------

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===========================================================================================================